                                                                   EXHIBIT 21(a)

                     SUBSIDIARIES OF CMS ENERGY CORPORATION
                              At December 31, 1999

[Numbers on left are Dun & Bradstreet hierarchy (tier level) indicators.]

Subsidiary Name                                                                                 Jurisdiction
                                                                                                of Formation

01       CMS Enterprises Company                                                                 Michigan
02            CMS Capital Corp.                                                                  Michigan
03                CMS Capital Financial Services, Inc.                                           Michigan
04                    First Utility Finance, Inc.                                                Michigan
02            CMS Comercializadora de Energia S.A.(99%)                                          Argentina
02            CMS Electric and Gas Company                                                       Michigan
03                CMS Netherlands Funding Company                                                Michigan
04                    Notera Holding B.V.                                                        Netherlands
03                CMS Rio Grande de Sul Ltda                                                     Brazil
03                CMS Venezuela, S.A.                                                            Venezuela
03                Compania de Inversiones en Energia Electrica S.A. (CIEESA)                     Argentina
04                    Distribuidora de Electricidad S.A. (99%)                                   Argentina
04                    Inversora en Distribucion de Entre Rios S.A.(53.5%)                        Argentina
05                         Empresa Distribuidora de Electricidad de Entre Rios S.A.              Argentina
04                    Sociedad Inversora en Distribucion de Electricidad S.A. (60%)              Argentina
04                    Sociedad Inversora y Distribucion de Electricidad S.A. (57%)               Argentina
03                ENELMAR, S.A. (90%)                                                            Venezuela
04                    Sistema Electrico Nueva Esparta C.A. ("Seneca") (70%)                      Venezuela
03                Financial Joint Venture, L.L.C. (99%)                                          Michigan
04                    International Investments, Inc.                                            Michigan
05                         CMS Brazil Energia Ltda.                                              Brazil
06                             Companhia Forca E Luz Cataguazes-Leopoldina (21.56%)              Brazil
06                             Companhia Paulista de Energia Electrica S.A. (95.83%)             Brazil
07                                  Companhia Sul Paulista de Energia S.A. (87.27%)              Brazil
08                                      Companhia Jaguari de Energia S.A. (79.99%)               Brazil
09                                          Companhia Luz E Forca de Mococa S.A.(22.71%)         Brazil
06                             GIPAR, S.A  (49.9%)                                               Brazil
06                             Itacatu, S.A. (0.41%)                                             Brazil
07                                  GIPAR, S.A  (50.1%)                                          Brazil
08                                      Companhia Forca E Luz Cataguazes-Leopoldina (51%)        Brazil
07                                  Companhia Forca E Luz Cataguazes-Leopoldina (9.18%)          Brazil
08                                      Empresa Energetica De Sergipe S.A. (12.18%)              Brazil
08                                      Energisa S.A. (87.24%)                                   Brazil
09                                          Empresa Energetica De Sergipe S.A. (84%)             Brazil
06                             CMS Distribuidora Ltda.                                           Brazil
07                                  Energisa S.A. (4.92%)                                        Brazil
02        CMS Energy Asia Private Limited                                                        Singapore
03            CMS Energy India Development Company Private Limited                               India
02        CMS Energy South America Company (CESA)                                                Cayman Islands
03            CMS Empreendimentos Ltda                                                           Brazil
03            CMS Enterprises Development Company S.A. (CEDC)                                    Argentina


02        CMS Energy UK Limited                                                                  United Kingdom
02        CMS Enterprises Development, L.L.C.                                                    Michigan
02        CMS Gas Transmission and Storage Company                                               Michigan
03            AMPCO Marketing, LLC (50%)                                                         Michigan
03            AMPCO Services, LLC (50%)                                                          Michigan
03            Atlantic Methanol Capital Company (50%)                                            Cayman Islands
03            CMS Antrim Gas Company                                                             Michigan
03            CMS Field Services, Inc.                                                           Michigan
04                Bighorn Gas Gathering, LLC (50%)                                               Delaware
04                Bradshaw Energy LLC (97.5%)                                                    Oklahoma
04                CBC/Leon Limited Partnership (89%)                                             Oklahoma
05                    Bright Star Partnership (4.57%)                                            Oklahoma
04                Cherokee Gas Processing LLC (92%)                                              Oklahoma
04                CMS Pipeline Company, LLC (99%)                                                Oklahoma
04                Continental Gas Processing, LLC (99%)                                          Oklahoma
04                Continental Holdings Company                                                   Oklahoma
05                    Bighorn Gas Gathering, LLC (1%)                                            Delaware
05                    CMS Pipeline Company, LLC (1%)                                             Oklahoma
05                    Continental Gas Processing, LLC (1%)                                       Oklahoma
05                    Continental Hydrocarbons, LLC (1%)                                         Oklahoma
05                    Continental Laverne Gas Processing, LLC (1%)                               Oklahoma
05                    Continental Natural Gas Gathering, LLC (1%)                                Oklahoma
05                    Continental/Taurus Energy Company, LP (1%)                                 Oklahoma
04                Continental Hydrocarbons, LLC (99%)                                            Oklahoma
04                Continental Laverne Gas Processing, LLC (99%)                                  Oklahoma
04                Continental Natural Gas Gathering, LLC (99%)                                   Oklahoma
04                Continental/Oklahoma Natural Gas Gathering, LLC                                Oklahoma
05                    Foss Joint Venture (30%)
04                Continental/Taurus Holdings Company, LLC                                       Oklahoma
05                    Continental/Taurus Energy Company, LP (99%)                                Oklahoma
04                Fort Union Gas Gathering, LLC (33.33%)                                         Delaware
04                Heritage Gas Gathering LLC                                                     Oklahoma
05                    Tekas Pipeline, LLC                                                        Delaware
04                Hillsboro Gas Gathering System (23.7064%)
04                Laubhan Friesen Gas Gathering System (41%)
04                Leon Limited Partnership I (50%)                                               Oklahoma
05                    Bright Star Partnership (5.43%)                                            Oklahoma
04                Moody Gas Gathering System (57.1632%)
04                Roaring Creek Gas Services LLC                                                 Oklahoma
05                    Cherokee Gas Processing LLC (8%)                                           Oklahoma
04                Warrel Gas Gathering System (43.65%)
03            CMS Gas Argentina Company                                                          Cayman Islands
04                Aguas de Chile Limitada (0.01%)                                                Chile
04                Compania de Inversiones CMS Energy Chile Limitada (1%)                         Chile
04                Transportadora de Gas del Norte S.A.(TGN) (29.4%)                              Argentina
03            CMS Goldfields Gas Transmission Company (Inactive)                                 Michigan
03            CMS Grands Lacs Holding Company                                                    Michigan
03            CMS Jackson Pipeline Company                                                       Michigan
03            CMS Marysville Gas Liquids Company                                                 Michigan
04                Marysville Fractionation Partnership (51%)                                     Michigan
04                St. Clair Underground Storage Partnership (51%)                                Michigan
03            CMS Methanol Company                                                               Cayman Islands
04                Atlantic Methanol Associates LLC (50%)                                         Cayman Islands



05                    Atlantic Methanol Production Company LLC (90%)                             Cayman Islands
03            CMS Saginaw Bay Company                                                            Michigan
03            CMS Saginaw Bay Lateral Company                                                    Michigan
03            CMS TriState Canada General Company                                                Michigan
04                TriState Canada Gas Pipeline Ltd (66.67%)                                      Canada
03            Financial Joint Venture, LLC (1%)                                                  Michigan
03            Grands Lacs Limited Partnership (49%)                                              Michigan
03            Guardian Pipeline, LLC (33.33%)                                                    Michigan
03            Michigan Intrastate Lateral System Partnership (50%)                               Michigan
04                Saginaw Bay Lateral Limited Partnership (10%)                                  Michigan
03            Nitrotec Corporation (50%)                                                         Delaware
03            Otsego EOR LLC (25%)                                                               Michigan
03            Panhandle Eastern Pipe Line Company                                                Delaware
04                CMS Panhandle Eastern Resources, Inc.                                          Delaware
04                CMS Panhandle Storage Company                                                  Delaware
04                CMS Trunkline Pipeline Holdings, Inc.                                          Delaware
04                Pan Gas Storage Company                                                        Delaware
05                    Lee 8 Storage Partnership (40%)
04                Trunkline Field Services Company                                               Delaware
05                    PanEnergy Lake Charles Generation, Inc.                                    Delaware
04                Trunkline Gas Company                                                          Delaware
05                    CMS Trunkline Gas Resources, Inc.                                          Delaware
04                Trunkline LNG Company                                                          Delaware
03            TriState Pipeline, LLC (66-2/3%)                                                   Michigan
03            Western Australia Gas Transmission Company I                                       Cayman Islands
04                CMS Gas Transmission del Sur Company (60%)                                     Cayman Islands
05                    Atacama Finance Co.(40%)                                                   Cayman Islands
05                    CMS Atacama Company (40%)                                                  Cayman Islands
05                    CMS Gas Transmission of Australia Holdings Company                         Cayman Islands
06                         CMS Gas Transmission of Australia                                     Cayman Islands
05                    Compania de Inversiones CMS Energy Chile Limitada (99%)                    Chile
06                         Administradora Proyecto Atacama S.A. (50%)
06                         CMS Servicios de Agua de Chile Compania Limitada                      Chile
06                         Gasoducto Atacama Compania Limitada LLP (50%)
06                         Nor Oeste Pacifico Generacion de Energia Limitada (50%)
05                    Energex Co.(20%)                                                           Cayman Islands
05                    Gasoducto Cuenca Noroeste Limitado LLP (50%)
06                         Gasoducto Cuenca Noroeste Limitada Argentine Branch
04                CMS International Financial Services Company                                   Cayman Islands
04                CMS Luxembourg SARL                                                            Luxembourg
05                    Valandrid B.V.                                                             Netherlands
06                         CMS Goldfields Gas Transmission Australia Pty. Ltd.                   Australia
07                             SCP Investments (No. 1) Pty. Ltd.(45%)                            Australia
08                                  SCP Investments (No. 2) Pty. Ltd.                            Australia
09                                      Southern Cross Pipelines Australia Pty. Ltd.             Australia
10                                          Goldfields Gas Transmission Joint Venture (66.664%)  Australia
08                                  SCP Investments (No. 3) Pty. Ltd.                            Australia
09                                      Southern Cross Pipelines (NPL) Australia Pty. Ltd.       Australia
10                                          Goldfields Gas Transmission Joint Venture (25.493%)  Australia
08                                  Goldfields Gas Transmission Pty. Ltd.                        Australia
06                         CMS TriState Canada Unlimited Company                                 Canada
07                             TriState Canada Limited Partnership (66%)                         Canada
02        CMS Generation Co.                                                                     Michigan


03            CMS Centrales Termicas S.A.  (99%)                                                 Argentina
03            CMS Generation Altoona Company (Inactive)                                          Michigan
03            CMS Generation Chateauguay Company                                                 Michigan
03            CMS Generation Filer City, Inc.                                                    Michigan
03            CMS Generation Filer City Operating Company                                        Michigan
03            CMS Generation Genesee Company                                                     Michigan
03            CMS Generation Grayling Company                                                    Michigan
03            CMS Generation Grayling Holdings Company                                           Michigan
03            CMS Generation Holdings Company                                                    Michigan
04                CMS Centrales Termicas SA (1%)                                                 Argentina
04                CMS Generation SA (0.01%)                                                      Argentina
04                Genesee Power Station LP (48.75%)                                              Delaware
05                    GPS Newco, LLC (25%)                                                       Kansas
04                GPS Newco, LLC (50%)                                                           Kansas
04                Lyonsdale Energy LP (49%)                                                      Michigan
04                McCook Cogeneration Station, LLC (50%) (Inactive)                              Michigan
04                Moapa Energy Limited Partnership (1%)                                          Nevada
04                Metro East, LLC (50%)(Inactive)                                                Michigan
04                Mon Valley Energy LP (49.5%)(Inactive)                                         Pennsylvania
04                Moose River Properties, Inc. (50%)                                             Delaware
04                Oxford/CMS Development LP (1%)                                                 Michigan
03            CMS Generation Honey Lake Company                                                  Michigan
03            CMS Generation Investment Company I                                                Cayman Islands
04                Aguas de Chile Limitada (99.99%)                                               Chile
04                Atacama Finance Company (16%)                                                  Cayman Islands
04                CMS Generation Cebu Limited Duration Company (99%)                             Cayman Islands
05                         Toledo Holdings Corporation (40%)                                     Philippines
05                         Toledo Power Company (47.5%)                                          Philippines
04                CMS Generation Cebu Operating Limited Duration Company (99%)                   Cayman Islands
04                CMS Generation Jegurupadu I Limited Duration Company (99%)                     Cayman Islands
05                    Jegurupadu O&M Company Mauritius (50%)                                     Mauritius
06                         Jegurupadu Operating and Maintenance Company (60%)                    India
04                CMS Generation Jegurupadu II Limited Duration Company (99%)                    Cayman Islands
05                    Jegurupadu O&M Company Mauritius (50%)                                     Mauritius
04                CMS Generation Jorf Lasfar I Limited Duration Company (99%)                    Cayman Islands
05                    Jorf Lasfar Power Energy Handelsbolag (50%)                                Sweden
06                         Jorf Lasfar Energy Company SCA (23%)                                  Sweden
05                    Jorf Lasfar I Handelsbolag (50%)                                           Sweden
06                         Jorf Lasfar Energy Company SCA (25%)                                  Sweden
05                    Jorf Lasfar Handelsbolag (50%)                                             Sweden
06                         Jorf Lasfar Energy Company SCA (2%)                                   Sweden
04                CMS Generation Jorf Lasfar II Limited Duration Company (99%)                   Cayman Islands
05                    Jorf Lasfar Power Energy Handelsbolag (50%)                                Sweden
06                         Jorf Lasfar Energy Company SCA (23%)                                  Sweden
05                    Jorf Lasfar I Handelsbolag (50%)                                           Sweden
06                         Jorf Lasfar Energy Company SCA (25%)                                  Sweden
05                    Jorf Lasfar Handelsbolag (50%)                                             Sweden
06                         Jorf Lasfar Energy Company SCA (2%)                                   Sweden
04                CMS Generation Jorf Lasfar III Limited Duration Company (50%)                  Cayman Islands
05                    Jorf Lasfar Operations Handelsbolag (1%)                                   Sweden
06                         CMS Morocco Operating Company SCA                                     Morocco




04                CMS Generation Loy Yang Holdings 1 Ltd.                                        Cayman Islands
05                    Horizon Energy Holdings Ltd.                                               Cayman Islands
06                         Loy Yang Power Partners (49.63%)                                      Australia
06                         Loy Yang Power Projects Pty. Ltd. (49.63%)                            Australia
06                         Loy Yang Power Management Pty. Ltd. (49.63%)                          Australia
04                CMS Generation Loy Yang Holdings 2 Ltd.                                        Cayman Islands
05                    CMS Generation Horizon Energy Holdings Ltd.                                Cayman Islands
04                CMS Generation Pinamucan Limited Duration Company                              Cayman Islands
04                CMS Generation Pinamucan Operating Limited Duration Company                    Cayman Islands
04                CMS Generation Neyveli Ltd. (99%)                                              Mauritius
05                    ST CMS Electric Company Private Limited (50%)                              India
04                CMS Servicios de Aguas de Chile Limitada                                       Chile
04                CMS Takoradi Investment Company                                                Cayman Islands
05                    CMS Takoradi Investment Company II                                         Cayman Islands
06                         Takoradi International Company (90%)                                  Cayman Islands
05                    CMS Generation Taweelah Limited                                            Cayman Islands
05                    Emirates CMS Power Company (40%)                                           United Arab Emirates
04                CMS Generation Taweelah Limited I                                              Cayman Islands
04                Energex Co. (16%)                                                              Cayman Islands
04                Energiaktiebolaget CMS                                                         Sweden
04                Jegurupadu O&M Company (99%)                                                   Mauritius
04                Monetize Limited                                                               Mauritius
05                    GMR Vasavi Power Corporation Private Limited                               India
04                National Power Supply (66.24%)                                                 Thailand
04                Scudder Latin American Power I-P LDC (25%)                                     Cayman Islands
03            CMS Generation Investment Company II                                               Cayman Islands
04                CMS Gas Transmission del Sur Company (40%)                                     Cayman Islands
03            CMS Generation Investment Company III                                              Cayman Islands
04                Jegurupadu CMS Generation Company Ltd.                                         Mauritius
05                    GVK Industries Ltd.                                                        India
03            CMS Generation Lyonsdale Company                                                   Michigan
03            CMS Generation Michigan Power LLC                                                  Michigan
03            CMS Generation Montreal Company                                                    Michigan
03            CMS Generation Mon Valley Company                                                  Michigan
03            CMS Generation Operating Company                                                   Michigan
03            CMS Generation Recycling Company                                                   Michigan
03            CMS Generation SA (99.99%)                                                         Argentina
04                Hidroelectrica El Chocon, S.A. (2.48%)                                         Argentina
04                Hidroinvest SA (25%)                                                           Argentina
05                    Hidroelectrica El Chocon, S.A. (59%)                                       Argentina
03            CMS International Operating Company                                                Cayman Islands
03            Compania de Inversiones en Energia Electrica S.A. (CIEESA)(1%)                     Argentina
03            Dearborn Generation Operating LLC                                                  Michigan
03            Dearborn Industrial Energy, LLC                                                    Michigan
04                Dearborn Industrial Generation, L.L.C.                                         Michigan
03            Exeter Management Company (50%)                                                    Connecticut
03            Honey Lake Energy I LP (1%)                                                        California
03            Honey Lake Energy II LP (1%)                                                       California
03            HYDRA-CO Enterprises, Inc.                                                         New York
04                Benton Falls Associates (50% GP)                                               Maine
04                Caribbean Electric Power (40% GP)
04                CMS Generation Stratton Company                                                Michigan
05                    Stratton Energy Associates (20% GP & 15% LP)                               New York



04                CMS Generation Operating Company II, Inc.                                      New York
05                    HCO-Jamaica, Inc.                                                          New York
06                         Private Power Operators Limited (50%)                                 Jamaica
04                Cogent Little Falls (49.99% GP)                                                New York
04                Copenhagen Associates (49.99% LP)                                              New York
04                Craven County Wood Energy LP (44.99% LP)                                       Delaware
04                HCE-Appomattox, Inc.                                                           New York
05                    Appomattox River Associates LP(1% GP & 54.5% LP)                           Virginia
04                HCE-Biopower, Inc.                                                             New York
05                    IPP Investment Partnership (51%)                                           Michigan
04                HCE-Hudson, Inc.                                                               New York
05                    Curtis/Palmer Hydroelectric Company LP (12.5% GP)
04                HCE-Imperial Valley, Inc.                                                      New York
05                    Imperial Resource Recovery Associates, LP (1.231% LP)                      California
04                HCE-Jamaica Development, Inc.                                                  New York
04                HCE-Lakewood, Inc.                                                             New York
05                    CMS Generation Lakewood Company                                            Delaware
06                         Lakewood Cogeneration, L.P. (1%)                                      Delaware
05                    Lakewood Cogeneration, L.P. (1%)                                           Delaware
04                HCE-Rockfort Diesel, Inc.                                                      New York
05                    Jamaica Private Power Company Limited (43.93%)                             Jamaica
04                HYDRA-CO Generation, Inc. (Inactive)                                           New York
04                Hydro Power Associates (49.99% GP)                                             New York
04                Imperial Resource Recovery Associates, LP (39.269% LP)                         California
04                IPP Investment Partnership (49%)                                               Michigan
05                    Cogent Little Falls (0.01% GP)                                             New York
05                    Copenhagen Associates (0.01% LP)                                           New York
05                    Craven County Wood Energy LP (0.01% LP)                                    Delaware
05                    Hydro Power Associates (0.01% GP)                                          New York
05                    Lyonsdale Associates (0.01% GP)                                            New York
04                Jamaica Energy Team Limited (59.7%)                                            Jamaica
04                Lakewood Cogeneration, L.P. (78%)                                              Delaware
04                Little Falls Hydropower Associates (33.33% GP)                                 New York
04                Lock 17 Group (33.33% GP)                                                      New York
05                    Little Falls Hydropower Associates (1%)                                    New York
04                Lock 17 Management Group (33.33% GP)                                           New York
04                Lyonsdale Associates (49.99% GP)                                               New York
04                New Bern Energy Recovery, Inc.                                                 Delaware
05                    Craven County Wood Energy LP (5%)                                          Delaware
04                PowerSmith Cogeneration Project, LP (8.75% LP)                                 Delaware
04                Windpower Partners 1988 (22.73% LP)                                            California
04                Windpower Partners 1989 (8.5346% LP)                                           California
03            Jorf Lasfar Operations Handelsbolag (99%)                                          Sweden
03            McCook Cogeneration Station, LLC (50%)(Inactive)                                   Michigan
03            McCook Waste Wood Recovery Facility, LLC (50% Member)                              Michigan
03            MCV2 Development Company Partnership (58.68%)                                      Michigan
03            Metro East, LLC (50%)(Inactive)                                                    Michigan
03            Mid-Michigan Recycling, LLC                                                        Michigan
03            Oxford/CMS Development LP (99%)                                                    Delaware
04                Exeter Energy LP (48% LP)                                                      Connecticut
04                Moapa Energy LP (99%)                                                          Nevada
03            Oxford Tire Recycling, Inc. (Inactive)                                             Delaware
03            Oxford Tire Recycling of Massachusetts, Inc.                                       Delaware



03            Oxford Tire Supply, Inc.                                                           Delaware
03            Scudder Latin American Power I-C, LDC (25%)                                        Cayman Islands
03            Taweelah A2 Operating Company
02        CMS Lake Muskegon Company                                                              Michigan
03            Lake Muskegon Community, LLC (Inactive) (25%)                                      Michigan
02        CMS Land Company                                                                       Michigan
03            Bay Harbor Company, LLC (50% Member)                                               Michigan
03            Bay Harbor Village Company, LLC (25%)                                              Michigan
02        CMS Marketing, Services and Trading Company                                            Michigan
03            CMS MST Engineering Company                                                        Michigan
03            CMS Texon Company                                                                  Michigan
04                Texon Distributing LP (1%)                                                     Delaware
03            CMS Viron Corporation                                                              Missouri
03            Enline Energy Solutions, LLC (50%)                                                 Texas
03            PremStar Energy Canada Ltd.(50%)                                                   Canada
04                Energistics Group, Inc.                                                        Canada
03            Texon Distributing LP (49%)                                                        Delaware
02        CMS Oil and Gas Company                                                                Michigan
03            CMS Oil and Gas (Holdings) Ltd.                                                    Cayman Islands
04                CMS NOMECO Congo LDC (1%)                                                      Cayman Islands
04                CMS NOMECO Venezuela LDC (9%)                                                  Cayman Islands
04                CMS Oil and Gas (Alba) LDC (1%)                                                Cayman Islands
04                CMS Oil and Gas (Argentina) LDC (1%)                                           Cayman Islands
04                CMS Oil and Gas (Congo) Ltd (1%)                                               Cayman Islands
04                CMS Oil and Gas (Ecuador) LDC (1%)                                             Cayman Islands
04                CMS Oil and Gas (E.G.) LDC (1%)                                                Cayman Islands
04                CMS Oil and Gas (E.G.) Ltd (1%)                                                Cayman Islands
03            CMS Oil and Gas (International) Company                                            Texas
04                CMS NOMECO International Congo Holdings, Inc.                                  Texas
04                CMS NOMECO Congo, Inc.                                                         Delaware
04                CMS Oil and Gas (Cameroon) Ltd.                                                Cayman Islands
04                CMS Oil and Gas (Cote d'Ivoire) Ltd                                            Cayman Islands
04                CMS Oil and Gas International (Transportation) Company                         Texas
04                CMS Oil and Gas International (Tunisia) Company                                Texas
03            CMS Oil and Gas (International) Ltd.                                               Cayman Islands
04                CMS NOMECO Congo LDC (99%)                                                     Cayman Islands
04                CMS NOMECO Venezuela LDC (91%)                                                 Cayman Islands
04                CMS Oil and Gas (Alba) LDC (99%)                                               Cayman Islands
04                CMS Oil and Gas (Argentina) LDC (99%)                                          Cayman Islands
04                CMS Oil and Gas (Congo) Ltd (99%)                                              Cayman Islands
04                CMS Oil and Gas (Ecuador) LDC (99%)                                            Cayman Islands
04                CMS Oil and Gas (E.G.) LDC (99%)                                               Cayman Islands
04                CMS Oil and Gas (E.G.) Ltd (99%)                                               Cayman Islands
03            CMS Oil and Gas (Pipeline) Company                                                 Michigan
03            Explotaciones CMS Oil and Gas Company                                              Delaware
03            NOMECO China Oil Co.                                                               Michigan
03            NOMECO Ecuador Oil Company                                                         Michigan
03            Terra Energy, Ltd.                                                                 Michigan
04                Eagle Productions, Inc. (20%)                                                  Michigan
04                Energy Acquisition Operating Corporation                                       Michigan
04                J.R. Productions, Inc. (20%)                                                   Michigan
04                Kristen Corporation                                                            Michigan
04                Newaygo/Oceana Pipeline LP (43.77%)                                            Michigan



04                Northwest Operations, Inc. (20%)                                               Michigan
04                Phoenix Operations, Inc. (40%)                                                 Michigan
04                State 26 Production Co. (20%)                                                  Michigan
04                Terra-Hayes Pipeline Company (26.58%)                                          Michigan
04                Terra-Westside Processing Co. Partnership (15%)                                Michigan
04                Terra Pipeline Company                                                         Michigan
04                Thunderbay Pipeline Company LLC (10%)                                          Michigan
04                Wellcorps LLC(55%)                                                             Michigan
02        CMS Operating S.A.                                                                     Argentina
03            CMS Ensenada S.A.                                                                  Argentina
04                Cuyana S.A. de Inversiones                                                     Argentina
05                    Centrales Termicas Mendoza, S.A.                                           Argentina
02        CMS Resource Development Company                                                       Michigan
02        Monarch Management Company                                                             Michigan
01     Consumers Energy Company                                                                  Michigan
02        CMS Engineering Co.                                                                    Michigan
02        CMS Midland Holdings Company                                                           Michigan
02        CMS Midland, Inc.                                                                      Michigan
02        Consumers EnergyGuard Services, Inc.                                                   Michigan
02        ES Services Company                                                                    Michigan
02        Huron Hydrocarbons, Inc.                                                               Michigan
02        MEC Development Corp.                                                                  Michigan
02        Michigan Gas Storage Company                                                           Michigan



Additional subsidiaries, unnamed above, when considered in the aggregate as a single subsidiary would not be considered a significant subsidiary.